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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 22, 1999



                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)



  Delaware                        0-24737                         76-0470458
(State or Other              (Commission File                   (IRS Employer
Jurisdiction of                   Number)                       Identification
Incorporation)                                                      Number)


                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000

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     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 5. Other Events

     Crown Castle International Corp. ("CCIC") announced today that TeleDiffusion de France International S.A. ("TdF") exercised its preemptive right to purchase 8,351,791 shares of CCIC common stock at $16.80 per share relating to the May 1999 offering of common stock by CCIC, pursuant to the Governance Agreement among CCIC, TdF and Digital Future Investments B.V., dated as of August 21, 1998, filed as an exhibit to CCIC'S Registration Statement on Form S-4, File No. 333-71715, with the Securities and Exchange Commission on February 3, 1999. This stock acquisition is in addition to purchases by TdF of 125,066 shares of CCIC common stock at $13.00 per share pursuant to its preemptive right relating to Castle Transmission Services (Holdings) Ltd's ("CTSH", a majority owned subsidiary of CCIC), acquisition of Millennium Communications Limited and 5,395,539 shares of CCIC common stock at $12.63 per share pursuant to its preemptive right relating to CCIC's joint venture with Cellco Partnership, a Delaware general partnership doing business as Bell Atlantic Mobile. CCIC has also signed a new Supplemental Agreement to the Governance Agreement which permits CCIC to acquire, on or after July 1, 1999, the 20 percent interest of CTSH held by TdF.


Item 7. Financial Statements and Exhibits


        (c) Exhibits

     Exhibit No.   Description
     -----------   -----------

        99.1       Press Release dated July 22, 1999

        99.2 Supplemental Agreement to the Governance Agreement among Crown Castle International corp., TeleDiffusion de France International S.A., Digital Future Investments B.V., dated May 17, 1999.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Crown Castle International Corp.,



                                    By: /s/ Wessley Cunningham
                                        --------------------------------
                                        Name:  Wessley Cunningham
                                        Title: Vice President, Corporate
                                               Controller and Chief Accounting
                                               Officer

Date: July 22, 1999

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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

   99.1       Press Release dated July 22, 1999

   99.2 Supplemental Agreement to the Governance Agreement among Crown Castle International corp., TeleDiffusion de France International S.A., Digital Future Investments B.V., dated May 17, 1999.





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